SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 26, 2003

Exact name of registrants as specified in
Commission	their charters, address of principal executive	IRS Employer
File Number	offices and registrants' telephone number	Identification Number
1-14465	IDACORP, Inc.	82-0505802
1-3198	Idaho Power Company	82-0130980
1221 W. Idaho Street
Boise, ID 83702-5627
(208) 388-2200

State or Other Jurisdiction of Incorporation: Idaho

None
Former name or former address, if changed since last report.

IDACORP, Inc.
IDAHO POWER COMPANY
Form 8-K

Item 5. Other Events And Regulation FD Disclosure

On Wednesday, March 26, the Federal Energy Regulatory Commission issued an order relating to the calculation of refunds for purchases made in the California spot market from October 2, 2000 through June 20, 2001.  The Commission adopted the methodology recommended by the staff that would increase refunds due to California parties.  The Company is studying the effect this order will have on the reductions to the amounts that it is owed by the Cal ISO and the California Power Exchange and on any refunds it may have to make.  The Commission also said that it will consider in separate proceedings claims for repayment of any amounts in excess of permitted tariff levels that may be owed to the Company by the Cal PX and the Cal ISO.

On Wednesday, March 26, the staff reported to the Commission on its investigation of the California energy trading market during 2000-2001.  This action is part of the process in resolving matters relating to the California energy crisis.  The staff recommended that the Commission issue to a number of companies orders to show cause why their activities did not violate the Cal ISO and Cal PX tariffs.  The FERC's March 26 California refund order referred to above also stated that the Commission was still reviewing these matters.  While IDACORP and Idaho Power are among the companies named in the staff's report, the companies have filed sworn testimony with the FERC on March 20 and continue to deny that they engaged in any prohibited energy trading transactions.

IDACORP and Idaho Power have complied with all prior FERC data requests and will continue to cooperate fully with all regulatory agencies.

Certain statements contained in this Current Report on Form 8-K, including statements with respect to future earnings, ongoing operations and financial conditions, are "forward-looking statements" within the meaning of the federal securities laws.  Although IDACORP and Idaho Power Company believe that the expectations and assumptions reflected in these forward-looking statements are reasonable, these statements involve a number of risks and uncertainties, and actual results may differ materially from the results discussed in the statements.  Important factors that could cause actual results to differ materially from the forward-looking statements include:  capacity and fuel; weather variations affecting customer energy usage; operating performance of plants and other facilities; environmental conditions and requirements; system conditions and operating costs; changes in governmental policies; and regulatory actions, including those of the FERC, the Idaho Public Utilities Commission, and the Oregon Public Utilities Commission, with respect to allowed rates of return, industry and rate structure, acquisition and disposal of assets and facilities, operation and construction of plant facilities, recovery of purchased power and other capital investments, and present or prospective wholesale and retail competition (including but not limited to retail wheeling and transmission costs).  Any such forward-looking statements should be considered in light of such factors and others noted in the Companies' Form 10-K for the year 2002, and other reports on file with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Dated: March 27, 2003

IDACORP, Inc.

By:/s/Robert W. Stahman
Robert W. Stahman

Vice President, General

Counsel and Secretary

IDAHO POWER COMPANY

By:/s/Robert W. Stahman
Robert W. Stahman

Vice President, General

Counsel and Secretary